SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

         / /      Preliminary Proxy Statement

         / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2))

         /X/      Definitive Proxy Statement

         / /      Definitive Additional Materials

         / /      Soliciting   Material  Pursuant  to  Rule  14a-11(c)  or  Rule
                  14(a)-12


                              INFOCAST CORPORATION
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)



--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------



         (4)      Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------





         (5)      Total fee paid:


--------------------------------------------------------------------------------


         / /      Fee paid previously with preliminary materials.


         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:



--------------------------------------------------------------------------------


         (2)      Form, Schedule or Registration Statement No.:



--------------------------------------------------------------------------------


         (3)      Filing Party:



--------------------------------------------------------------------------------


         (4)      Date Filed:

                              INFOCAST CORPORATION

                                                                 October 9, 2000

Dear Stockholders:

         You are cordially invited to attend the Annual Meeting (the "Meeting") of Stockholders of InfoCast Corporation, a Nevada corporation (the "Company"), which will be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, located at 505 Park Avenue, New York, New York 10022, on November 8, 2000, at 10:00 a.m., local time.

         Information about the Meeting, including a listing and discussion of the matters on which stockholders will act, may be found in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement.

         As described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, at this meeting stockholders will be asked to elect the Company's directors and ratify the appointment of the Company's accountants.

         We hope that you will be able to attend the Meeting. However, whether or not you anticipate attending in person, I urge you to complete, sign and return the enclosed proxy card promptly to ensure that your shares will be represented at the Meeting. If you do attend, you will, of course, be entitled to vote in person, and if you vote in person such vote will nullify your proxy.

                                        Sincerely,



                                        James Leech
                                        President and Chief Executive Officer

                              INFOCAST CORPORATION
                        1 RICHMOND STREET WEST, SUITE 902
                            TORONTO, ONTARIO M5H 3W4
                                     CANADA

                               ------------------
                    Notice of Annual Meeting of Stockholders
                                   To Be Held
                                November 8, 2000

                               ------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of Stockholders of InfoCast Corporation, a Nevada corporation (the "Company"), will be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, located at 505 Park Avenue, New York, New York 10022, on November 8, 2000 at 10:00 a.m., local time, for the following purposes, as further discussed in the accompanying Proxy Statement:

         1. To elect nine directors for the Company to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and have qualified;

         2. To ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending March 31, 2001; and

         3. To transact such other business as may properly come before the Meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the Meeting, management is not aware of any other matters which could come before the Meeting.

         Only stockholders of record at the close of business on October 6, 2000 will be entitled to notice of and to vote at the Meeting or at any continuation or adjournment thereof.

                                          By Order of the Board of Directors,


                                          Herve Seguin
                                          Chief Financial Officer and Secretary
Toronto, Ontario
October 9, 2000

TO ASSURE YOUR REPRESENTATION AT THE MEETING, WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE VOTE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY BY APPROPRIATE WRITTEN NOTICE OR BY VOTING IN PERSON AT THE MEETING. PLEASE NOTE THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST BRING TO THE MEETING A LETTER FROM THE BROKER, BANK OR OTHER NOMINEE CONFIRMING YOUR BENEFICIAL OWNERSHIP OF THE SHARES AND YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                              INFOCAST CORPORATION
                        1 RICHMOND STREET WEST, SUITE 902
                            TORONTO, ONTARIO M5H 3W4
                                     CANADA

                               ------------------
                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 8, 2000

                               ------------------
                                  INTRODUCTION

         This Proxy Statement is furnished to the stockholders of INFOCAST CORPORATION, a Nevada corporation (together with its subsidiaries, collectively, the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Company Board") of proxies for use at its annual meeting of stockholders (the "Meeting") to be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, located at 505 Park Avenue, New York, New York 10022, on November 8, 2000, at 10:00 a.m., local time, or at any adjournment or postponement thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy, together with a copy of the Company's Annual Report and Form 10-K for the fiscal year ended March 31, 2000, will be first sent or given to stockholders is October 9, 2000.

                                ABOUT THE MEETING

What is the Purpose of the Meeting?

         At the Company's annual meeting, stockholders will hear an update on the Company's operations, have a chance to meet some of its directors and executives and will act on the following matters:

         1. To elect nine directors for the Company to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and have qualified (the "Directors Proposal");

         2. To ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending March 31, 2001 (the "Accountants Proposal"); and

         3. To transact such other business as may properly come before the Meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the Meeting, management is not aware of any other matters which could come before the Meeting.

Who May Vote

         Holders of common stock, par value $.001 per share, of the Company (the "Common Stock"), as recorded in our stock register at the close of business on October 6, 2000 (the "Record Date"), may vote at the meeting. As of this date, we had 29,939,824 shares of common stock eligible to vote. We have only one class of voting securities outstanding. All shares in this class have equal voting rights of one vote per share.

How to Vote

         You may vote in person at the meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

How Proxies Work

         Our Board of Directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some, or none of our director nominees. You may also vote for or against the other proposal or abstain from voting.

         If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of all our director nominees and in favor of the ratification of the appointment of Ernst & Young LLP as the independent accountants.

         You may receive more than one proxy or voting card depending on how you hold your shares. If you hold shares through someone else, such as a stockbroker, you may get materials from them asking how you want to vote. The latest dated proxy card we receive from you will determine how we will vote your shares.

Revoking a Proxy

         There are three ways to revoke your proxy. Firstly, you may submit a new proxy with a later date up until the existing proxy is voted. Secondly, you may vote in person at the meeting. Lastly, you may notify our corporate secretary in writing, at One Richmond Street, Suite 902, Toronto, Ontario M5H 3W4 Canada, that you wish to revoke your prior proxy.

Quorum

         In order to carry on the business of the meeting, we must have a quorum. In accordance with the General Corporation Law of Nevada (the "NGCL") and our bylaws, this means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person. Shares that we own are not voted and do not count for this purpose. Abstentions (and broker non-votes) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. If a quorum is not present or represented at the Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the Meeting from time to time, without notice other than the announcement at the meeting, until a quorum is present or represented. At any such adjournment Meeting at which a quorum is present or represented, any business may be transacted at the Meeting as originally notified.

Votes Needed

         Assuming the presence of a quorum, the affirmative vote of the holders on the Record Date of a plurality of the votes cast, in person or by proxy, at the Meeting is necessary for the approval of the Directors Proposal and the affirmative vote of the holders of a majority of the votes cast, in person or by proxy, at the Meeting is necessary for approval of the Accountants Proposal.

Solicitation

         We will bear all expenses in connection with this solicitation. We expect that solicitations will be made primarily by mail, but officers, directors, employees or representatives of the Company may also solicit proxies by telephone, telegraph or in person, without additional compensation. The Company will, upon request, reimburse brokerage houses and persons holding shares in the names of their nominees for their reasonable expenses in sending solicitation material to their principals.

Attending in Person

         Only stockholders, their proxy holders, and our invited guests may attend the meeting. If you wish to attend the meeting in person but you hold your shares through someone else, such as a stockbroker, you must bring proof of your ownership and an identification with a photo at the meeting. For example, you could bring an account statement showing that you owned shares of the Company's Common Stock as of October 6, 2000 as acceptable proof of ownership.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information concerning ownership of the Company's Common Stock, as of the Record Date, by (i) each person or group who is known by the Company to be the beneficial owner of more than five percent of the Common Stock, (ii) each of the Company's directors and nominees, (iii) each of the Company's executive officers listed in the Summary Compensation Table below; and (iv) all current directors, nominees and executive officers of the Company as a group.


                                                     Shares
                                                  Beneficially     Percent of
    Name and Address(1)                             Owned (2)      Class (2)
    -------------------                             ---------      ---------
James Leech                                        9,507,500(3)      31.2%
A. Thomas Griffis                                  9,379,997(4)      31.0%
Michael Sheehan                                    9,305,000(5)      30.7%
Alexander Walsh                                    9,155,000(6)      30.4%
George Shafran                                     9,088,334(7)      30.3%
Treetop Capital Inc.                                 8,955,000       29.9%
   c/o Griffis International
   1 Richmond Street West,
    Suite 901, Toronto,
   Ontario M5H3W4
William G. Cochrane                                2,505,000(8)       7.9%
S. Drexel Ridley                                   2,475,000(9)       7.8%
Darcy Galvon                                        617,910(10)       2.0%
Carl Stevens                                         83,334(11)        *
Jeffrey Spindler                                     15,000(12)        *
Glen Allmendinger                                     8,334(13)        *
John C. Buckingham, Jr.                                      0         0
All executive officers and directors as a        16,863,742(14)      46.3%
group (15 persons)

---------------------
*        less than 1%

(1) Except as otherwise indicated, the address for each of the named individuals is c/o InfoCast Corporation, 1 Richmond Street West, Suite 902, Toronto, Ontario, Canada M5H 3W4.

(2) Except as otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of Common Stock that an individual or group has a right to acquire within sixty
         (60) days pursuant to the exercise, conversion or exchange of warrants, options or convertible or exchangeable securities are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. The percentage is based on 29,939,824 shares of Common Stock outstanding on the Record Date.

(3) Represents (i) 52,500 shares of Common Stock held by Mr. Leech, (ii) 500,000 shares issuable upon exercise of options granted to Mr. Leech in June 1999 (which are currently exercisable) and (iii) 8,955,000 shares held by Treetop, of which Mr. Leech is an officer and a holder of an option to purchase 300 shares of common stock of Treetop. Mr. Leech has no control over Treetop or power to direct Treetop's voting or disposition of its interest in the Company. Thus, Mr. Leech disclaims beneficial ownership with respect to all of the shares of Common Stock owned by Treetop.

(4) Represents (i) 124,997 shares of Common Stock held by Griffis International Limited, a wholly owned company of Mr. Griffis, (ii) 100,000 shares issuable upon exercise of options granted to Mr. Griffis under the 1998 Stock Option Plan (which are currently exercisable),
         (iii) 200,000 shares issuable upon exercise of warrants granted to Mr. Griffis (which are currently exercisable) and (iv) 8,955,000 shares held by Treetop Capital Inc. ("Treetop"), of which Griffis International Limited is a shareholder. Mr. Griffis and Griffis
         International Limited have no control over Treetop or power to direct Treetop's voting or disposition of its interest in the Company. Thus, Mr. Griffis disclaims beneficial ownership with respect to all of the shares of Common Stock owned by Treetop.

(5) Represents (i) 350,000 shares issuable upon exercise of options granted to Mr. Sheehan under the 1998 Stock Option Plan (which are currently exercisable) and (ii) 8,955,000 shares held by Treetop, of which Mr. Sheehan is a shareholder. Mr. Sheehan has no control over Treetop or power to direct Treetop's voting or disposition of its interest in the Company. Thus, Mr. Sheehan disclaims beneficial ownership with respect to all of the shares of Common Stock owned by Treetop.

(6) Represents (i) 200,000 shares issuable upon exercise of options granted to Mr. Walsh under the 1999 Stock Option Plan (which are currently exercisable) and (ii) 8,955,000 shares held by Treetop, of which Mr. Walsh is a shareholder. Mr. Walsh has no control over Treetop or power to direct Treetop's voting or disposition of its interest in the Company. Thus, Mr. Walsh disclaims beneficial ownership with respect to all of the shares of Common Stock owned by Treetop.

(7) Represents (i) 100,000 shares issuable upon exercise of options granted to Mr. Shafran under the 1998 Stock Option Plan (which are currently exercisable), (ii) 33,334 shares of Common Stock held by Mr. Shafran and (iii) 8,955,000 shares held by Treetop, of which Mr. Shafran is a shareholder. Mr. Shafran has no control over Treetop or power to direct Treetop's voting or disposition of its interest in the Company. Thus, Mr. Shafran disclaims beneficial ownership with respect to all of the shares of Common Stock owned by Treetop.

(8)      Represents (i) 600,000 shares of Common Stock held by Mr.  Cochrane and
         (ii) 1,905,000 shares of Common Stock issuable upon exercise of warrants and options (which are currently exercisable).

(9)      Represents  (i) 600,000  shares of Common Stock held by Mr.  Ridley and
         (ii) 1,875,000 shares of Common Stock issuable upon exercise of warrants and options (which are currently exercisable).

(10) Represents (i) 517,000 shares issuable upon exchange of outstanding shares of InfoCast Canada Corporation (which are currently exchangeable), (ii) 100,000 shares issuable upon exercise of options granted to Mr. Galvon under the 1998 Stock Option Plan (which are currently exercisable) and (iii) 910 shares of Common Stock held by Mr. Galvon's spouse.

(11) Represents 83,334 shares issuable upon exercise of options granted to Mr. Stevens under the 1999 Stock Option Plan (which are currently exercisable).

(12) Includes 5,000 shares issuable upon exercise of options granted to Mr. Spindler under the 1999 Stock Option Plan (which are currently exercisable).

(13) Represents 8,334 shares issuable upon exercise of options granted to Mr. Allmendinger under the 1999 Stock Option Plan (which are currently exercisable).

(14) Includes the securities described above in footnotes (3)-(13). Also includes 543,333 shares beneficially owned by Richard Shannon, Herve Seguin and Jennifer Scoffield.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

Nomination

         The Board of Directors (the "Board") has nominated the nine individuals named below to serve until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified. Pursuant to an Agreement and Plan of Merger, dated May 3, 2000 (as amended), by and between the Company and i360 inc., the former directors of i360 immediately prior to the effective time of such merger may recommend to the Company such number of nominees equal to one-third (1/3) of the non- independent members of the Board. Such nominees are William G. Cochrane and S. Drexel Ridley. There are no other arrangements or understandings between the persons named as nominees for director and any other person pursuant to which such nominee was selected as a nominee for election as director at the Meeting. No director, nominee for director or executive officer is related to any other director, nominee or executive officer of the Company by blood, marriage or adoption.

         The election of each nominee requires the affirmative vote of a plurality of the votes cast, in person or by proxy, at the Meeting. The Board recommends a vote FOR the election of each of the nominees listed below. In the absence of other instructions in the accompanying proxy, the persons named therein have advised management that it is their present intention to vote the proxies FOR the election of the nominees named below. All nominees, except for John C. Buckingham, Jr., currently serve on the Board. The Board has been informed that all persons listed below are willing to serve as directors. If, prior to the Meeting, the Board shall learn that any nominee will be unable or unwilling to stand for election or serve if elected, it is intended that the persons named in the accompanying proxy will vote for such substitute nominees as selected by the Board. Alternatively, the proxies, at the Board's discretion, may be voted for such fewer number of nominees as results from such inability or unwillingness to serve. The Board has no reason to believe that any nominee will be unable or unwilling to stand for election or serve if elected.

Information About Nominees

         The following table presents information concerning each nominee for director and reflects his age, position with the Company and tenure as a director of the Company.

                                                                                                           Director
                Name                        Age                            Position                          Since
                ----                        ---                            --------                          -----
Darcy Galvon                                 43         Co-Chairman and Director                             1999
A. Thomas Griffis (2)                        60         Co-Chairman and Director                             1999
James Leech (2)                              53         President, Chief Executive Officer and               1999
                                                        Director
William G. Cochrane (2)                      39         Senior Vice President, President -                   2000
                                                        Community and Director
Glen Allmendinger (1)                        46         Director                                             2000
George Shafran (1)                           73         Director                                             1999
Jeffrey S. Spindler (1)                      37         Director                                             2000
S. Drexel Ridley (2)                         51         Director                                             2000
John C.  Buckingham, Jr.                     47         Nominee                                               --

-----------

(1) Member of the Audit Committee

(2) Member of the Nominating Committee

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE ABOVE NOMINEES FOR DIRECTOR.

         Set forth below for each nominee is his principal occupations during the last five years and any additional directorships in publicly-held companies. The information is as of October 5, 2000.

         Mr. Galvon has been Co-Chairman and a director of the Company since May 13, 1999. In 1986, Mr. Galvon founded Sun MicroSystems, Inc.'s Western Canada office in Calgary, Alberta, where he was responsible for covering the transportation, utilities, education, manufacturing, retail, entertainment and software developers in Calgary and the entire province of Saskatchewan. From 1995 to the present, Mr. Galvon served as a director of Sun Computer Systems Inc. Alberta Ltd. and HomeBase Work Solutions Ltd. HomeBase Work Solutions was acquired by the Company in May 1999, and is currently a subsidiary of the Company. Mr. Galvon is also a director of Facet Petroleum Solutions, Inc., with which HomeBase Work Solutions has entered into a licensing and distribution agreement. He is also Chairman of the Board of HomeBase Work Solutions.

         Mr. Griffis has been the Chairman of the Board and a director of the Company since January 12, 1999 and a Co-Chairman since May 13, 1999. Since 1986, Mr. Griffis has been the founder and sole owner of Griffis International Limited, a management consulting and business development firm. Griffis International Limited has focused its activities on the structuring, financing and management of emerging companies, particularly in the natural resource and high-tech sectors.

         Mr. Leech has been President, Chief Executive Officer and a director of the Company since September 4, 1999. From 1996 until September 1999, Mr. Leech was Vice Chairman and Director at Kasten Chase Applied Research Limited, a publicly-traded data networking and wireless technology company, where he was responsible for corporate strategy, finance, administration and production. From 1993 to 1996, Mr. Leech was President, Chief Executive Officer and Director of Disys Corporation, a publicly-traded wireless technology company, which was later merged into Kasten Chase Applied Research Limited.

         Mr. Cochrane has been a Director and Senior Vice President of the Company and President of the Company's Community division since August 2000. Previously, he served as the President, Chief Executive Officer and Chairman of i360 from July 1999 to August 2000. From 1997 to 1998, Mr. Cochrane was Vice President Sales at Paxar Corporation. From 1988 to 1997, Mr. Cochrane held a variety of executive positions at Motorola Incorporated, most recently as National Sales Manager. Mr. Cochrane also held positions with 3M (Minnesota Mining and Manufacturing Corporation) and managed a private consulting firm.

         Mr. Allmendinger has been a director of the Company since May 17, 2000. Mr. Allmendinger is the founder and CEO of Harbor Research, a strategic consulting and business development firm based in Boston and San Francisco. Mr. Allmendinger has been responsible for managing Harbor Research and its consulting and research activities since its inception in 1983. Mr. Allmendinger is a director of Stratepshere.com (a business intelligence portal service based in Boston), DataSweep, Inc. (a supplier of B2B supply chain software in the computing and electronics sectors based in San Jose) and Cambridge Studios (and Learning content and tools firm based in Cambridge).

         Mr. Shafran has been a director of the Company since February 8, 1999. Mr. Shafran has been the President of Geo. P. Shafran & Associates, Inc., a management, marketing and investment consulting firm, for the last thirty years. Mr. Shafran also serves as Senior Consultant for The High Performance Group, a management consulting firm. Mr. Shafran is vice-chairman of The Heritage Bank and a director of NVR Mortgage, Missing Kids, International and is chairman of the Advisory Board of the AAA Potomac. Mr. Shafran also serves as a consultant to various other companies. He currently serves on President Clinton's Legislative Council of the U.S. Chamber of Commerce and on the Board of the National Capital Chapter of the American Red Cross.

         Mr. Spindler has been a director of the Company since January 2000. Mr. Spindler has been a partner with Olshan Grundman Frome Rosenzweig & Wolosky LLP, a New York City law firm, since January 1997. From November 1993 to December 1996, Mr. Spindler was associated with Olshan Grundman Frome Rosenzweig & Wolosky LLP. Prior to that time and since September 1988, he was associated with Cahill Gordon & Reindel, also a New York City law firm. Mr. Spindler is an attorney specializing in corporate matters including finance, securities regulation and mergers and acquisitions.

         Mr. Ridley has been a director of the Company since August 2000. He served as General Counsel and a director of i360 from November 1999 to August 2000. From 1994 to October 1999, Mr. Ridley served as President of Ridley International, a marketing company. Prior thereto, Mr. Ridley was a partner with the law firm of McCalla, Thompson, Pyburn and Ridley, from 1980 to 1994. From 1980 to 1998, Mr. Ridley also served on the Board of Directors and Executive Committee of the Louisiana Association of Business and Industry, for which he served as Chairman in 1994. From 1977 to 1980, Mr. Ridley was an attorney with the law firm of Jones Walker. From 1975 to 1977, Mr. Ridley was General Counsel for the Louisiana Association of Business and Industry. Mr. Ridley is also a director of Imark Corporation.

         Mr. Buckingham is being nominated as a director of the Company. He has served as Associate Dean and Director of the Eller Graduate School of Management at the University of Arizona since March 1999. From October 1997 until February 1999, Mr. Buckingham served as President of Prime Tech, Inc., a market leader in the distribution of fluid power products to industry. Prior thereto, he had been President of the Larson Company, a leader in the manufacture of artificial environments for zoos and aquariums, from August 1993 to October 1997; President and Chief Operating Officer of Intoximeters, a world leader in the manufacturing of electronic breath detecting equipment used by law enforcement, from November 1990 to August 1993; President and Chief Operating Officer of Fixtures Furniture, a leader in manufacturing of design furniture, from November 1987 to November 1990; and President and Chief Executive Officer of TSI Holdings and AA Gage, a leader in manufacturing tank trucks for fuel delivery, from June 1985 to November 1987. Currently, Mr. Buckingham serves on the Board of Directors of Cyracom International, the United Way of Tucson and the Assistance League of Tuscon.

Meetings and Committees

         The Board of Directors met on one occasion and took action by unanimous written consent on 13 occasions during the fiscal year ended March 31, 2000. The Nominating Committee and the Audit Committee are the only committees of the Board of Directors. The Nominating Committee was established in May 2000. The members of the Nominating Committee are A. Thomas Griffis, James Leech, William
G. Cochrane and S. Drexel Ridley. The Nominating Committee's sole responsibility will be to nominate the members to be elected to the Company's Board of Directors. The committee will consider nominees recommended by security holders if received no later than the date set forth under "2001 Stockholder Proposals". The members of the Audit Committee are George Shafran, Jeffrey Spindler and Glen Allmendinger. The Audit Committee met on one occasion during the fiscal year ended March 31, 2000. The Audit Committee annually recommends to the Board of Directors independent public accountants to serve as auditors of the Company's books, records and accounts, reviews the scope of the audits performed by such auditors and the audit reports prepared by them, reviews and monitors the Company's internal accounting procedures and monitors compliance with the Company's Code of Ethics Policy and Conflict of Interest Policy. No incumbent director failed to participate in at least 75% of all meetings of the Board of Directors and the committees on which he served during the past fiscal year.

         The Company did not pay directors fees to any of the directors during the fiscal year ended March 31, 2000. All directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with their duties to the Company. As of May 17, 2000, each director who is an independent director, as defined by the National Association of Securities Dealers, Inc., will receive options to purchase a number of shares of the Company's Common Stock equal to $50,000 multiplied by a fraction, the numerator of which will be 2 and the denominator of which will be the closing price of the Common Stock on the date of grant.

                                   MANAGEMENT

         The following table contains the names, ages and principal occupations held during the last five years of each of the executive officers of the Company who are not directors.


Name                                Age                   Principal Occupation for the Past Five Years
----                                ---                   --------------------------------------------
Herve Seguin                        49     Chief Financial Officer of the Company since January 4, 2000 and
                                           Secretary since May 17, 2000.  From June 1999 to December 1999,
                                           Mr. Seguin was the Partner e-commerce of Quorum Growth, a
                                           venture capital firm.  From 1993 to June 1999, Mr. Seguin was the
                                           Vice President of Finance and the Chief Financial Officer of Promis
                                           Systems Corporation Ltd. (now PRI Automation, Inc.), a software development company, where he assisted in several rounds of public equity financing.
Michael Sheehan                     60     Executive Vice President of the Company's Contact division since
                                           July 6,1999 and a director of the Company since January 12, 1999.
                                           He served as the Chief Executive Officer of the Company from
                                           January 12, 1999 to July 6, 1999.  From 1960 to 1998, Mr.  Sheehan
                                           held a number of positions at AT&T, most recently as Director of
                                           Call Center Solutions for AT&T Labs.  At AT&T, Mr.  Sheehan was
                                           responsible for managing the building of complex
                                           telecommunication systems and networks and helped create
                                           strategic marketing plans for introducing new AT&T services and products.
Jennifer Scoffield                  30     Vice President, Finance and Administration of the Company since
                                           July 7, 1999.  From February 1997 to June 1999, Ms. Scoffield held various positions at PRI Automation Inc. (formerly Promis Systems
                                           Corporation Ltd.), a software development company, most recently as Director, Financial Projects.  From August 1996 to January 1997,
                                           Ms. Scoffield was Manager of Finance for Pet Valu Canada, Inc., a
                                           retail pet supply company.  From August 1993 to August 1996, Ms.
                                           Scoffield was an accountant with Ernst & Young in the
                                           Entrepreneurial Services group where she obtained her Chartered
                                           Accountant designation.
Carl Stevens                        51     President of the Company's Contact and e-Learning divisions since
                                           December 1999.   From February 1997 to November 1999, Mr.
                                           Stevens held various positions at ITC Learning Corporation, most recently as President and Chief Executive Officer.  From 1971 to
                                           November 1996, Mr. Stevens held a number of positions at IBM, most recently as Program Director for the Public Sector.  In that capacity, Mr. Stevens was responsible for the sale of personal computers to the higher education, kindergarten, grammar school and high school markets, as well as to federal, state and local governments.


Name                                Age                   Principal Occupation for the Past Five Years
----                                ---                   --------------------------------------------

Alexander "Sandy"                   33     Chief Technology Officer of the Company since May 1999.   From
Walsh                                      March 1998 to April 1999, Mr. Walsh was Director of Research and
                                           Development - Business Intelligence Group for Hummingbird
                                           Communications Ltd., a data networking company where he led product conceptualization and architectural design and worked with industry partners to integrate complementary technologies.  From
                                           March 1994 to February 1998, Mr. Walsh was Project Lead for
                                           Andyne Computing Limited, a data networking company of
                                           Kingston, Ontario.  Prior to joining Andyne Computing Limited,
                                           Mr. Walsh held various positions in the software design field.
Richard Shannon                     54     President and Chief Executive Officer of HomeBase Work Solutions
                                           Ltd. since March 1999.  Since 1990, Mr. Shannon has been a founding shareholder and managing director of Baycor Capital, Inc., a merchant bank based in Calgary, Alberta, as well as a founding shareholder and director of Nevada Bob's Canada Inc., a publicly-
                                           traded golf retailer with 85 company stores and 200 franchised stores located in 10 countries.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth all compensation awarded to, earned by or paid to the chief executive officer ("CEO") and the other executive officers of the Company whose salary and bonus exceeded $100,000 with respect to the fiscal year ended March 31, 2000 (the "named executive officers").

                                                       Annual Compensation
                                            ---------------------------------------------        Long Term
                                                                                                Compensation
                                                                                                ------------
                                                                                  Other
                                                                                  Annual
                                                                                 Compen-         Securities
       Name and Principal          Fiscal                                         sation         Underlying
           Position                Year                 Salary($)       Bonus($)  ($)(1)          Options(#)
           --------                ----                 ---------       --------  ------          ----------

James Leech, President and          2000                 $130,846       $  10,196     -             750,000
 Chief Executive Officer(2)         1999                 $    -         $    -        -                -

Michael Sheehan, Chief              2000                 $    -         $    -        -                -
 Executive Officer(3)               1999                 $    -         $    -     $18,750          350,000

Carl Stevens, President,            2000                  $  76,875      $ 50,000     -             250,000
 InfoCast Contact and               1999                 $    -         $    -        -                -
  e-Learning

-----------

(1) The Company has concluded that, except as indicated, the aggregate amount of perquisites and other personal benefits paid to each of the individuals listed on this table did not exceed the lesser of ten percent (10%) of such officer's annual salary and bonus for each fiscal year indicated or $50,000.

(2)     Mr. Leech became the Company's Chief  Executive  Officer on September 4,
        1999.

(3) Mr. Sheehan was the Company's Chief Executive Officer from January 12, 1999 to July 6, 1999. Mr. Sheehan earned $18,750 from January 12, 1999 to March 31, 1999 for his service as a consultant to the Company.


Option Grants During Fiscal Year Ended March 31, 2000

        The following table provides information related to options to purchase Common Stock granted to the CEO and the named executive officers during the fiscal year ended March 31, 2000. These grants are also reflected on the Summary Compensation Table above. The Company currently does not have any plans providing for the grant of stock appreciation rights.


                               Individual Grants
--------------------------------------------------------------------------------
                                                                                      Potential Realizable Value
                                                                                      at Assumed Annual Rates of
                                                                                       Stock Price Appreciation
                                                                                           for Option Term(2)

                                       % of Total
                                        Options
                        Number of       Granted
                        Securities         to         Exercise
                        Underlying     Employees     Price Per
                         Options       in Fiscal       Share         Expiration
      Name              Granted(#)     Year 2000     ($/Sh)(1)          Date            5%($)          10% ($)
      ----              ----------     ---------     ---------          ----            -----          -------

James Leech                      750,000  32%              $7.00           5/31/04     $1,450,475        $3,205,178
Michael Sheehan                    -       0%            $     -                 -             --                 -
Carl Stevens                     250,000  11%              $7.00          11/18/04       $479,176        $1,058,853

--------

(1) The exercise price of the options granted was equal to the fair market value of the underlying Common Stock on the date of grant. One third of each option granted was immediately exercisable, with the remaining portion exercisable in equal amounts on September 4, 2000 and September 4, 2001. On June 14, 2000, these options were repriced to $4.00 per share, which was equal to the fair market value of the underlying Common Stock on such date.

(2) The potential realizable value portion of the foregoing table illustrates values that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded annual rates of appreciation on the Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, non-transferability or differences in vesting periods. Regardless of the theoretical value of an option, its ultimate value will depend upon the market value of the Common Stock at a future date, and that value will depend on a variety of factors, including the overall condition of the stock market and the Company's results of operations and financial condition. There can be no assurance that the values reflected in this table will be achieved.

Fiscal Year-End Option Values

        The following table provides information relating to the number and value of options held by the CEO and the named executive officers at fiscal year end. No options were exercised in the fiscal year ended March 31, 2000.


                                Number of Securities Underlying
                                     Unexercised Options at                   Value of Unexercised In-the-Money
Name                                    Fiscal Year-End                       Options at Fiscal Year-End ($)(1)
----                                    ---------------                       ---------------------------------

                                 Exercisable        Exercisable           Exercisable         Unexercisable
                                 -----------        -----------           -----------         -------------
James Leech                         250,000           500,000               $-                      $ -
Michael Sheehan                     350,000            --                   $2,100,000              $ -
Carl Stevens                         83,334           166,666               $-                      $ -

-----------

(1) Options are "in-the-money" if the market price of the Common Stock on March 31, 2000 exceeded the exercise price of such options. The value of such options is calculated by determining the difference between the aggregate market price of the Common Stock underlying the options on March 31, 2000 and the aggregate exercise price of such options. The closing price of a share of Common Stock on March 31, 2000 as reported on the OTC Bulletin Board was $7.00.

Employment   Agreements,   Termination  of  Employment   and   Change-in-Control
Arrangements

        James Leech is employed by the Company pursuant to an employment agreement dated as of August 5, 1999. The agreement provides that Mr. Leech's employment with the Company shall continue unless it is terminated by either party in accordance with the terms of the agreement. The agreement provides for an initial base salary of Cdn $330,000 (or $227,040 in U.S. dollars as of March 31, 2000) per annum, a minimum bonus of Cdn $30,000 (or $20,640 in U.S. dollars as of March 31, 2000) for the period ending March 31, 2000 and a minimum bonus of Cdn $50,000 (or $34,400 in U.S. dollars as of March 31, 2000) for each twelve-month period thereafter during the term of the agreement. Mr. Leech's salary shall be annually reviewed and may be increased at the discretion of the Board of Directors.

        The agreement also provides that if Mr. Leech is terminated other than for "cause," he shall receive the base salary provided for under the agreement through the date of termination, plus a lump sum payment equal to twice his annual base salary and bonus. He will also receive his accrued bonus, continue to participate in certain benefit plans for the 24 months following such termination and any options issued to Mr. Leech will immediately vest. If Mr. Leech's employment is terminated due to death or "disability," he shall be paid the base salary under the agreement until the date of termination and receive a pro rata payment for all bonuses (calculated as the greater of the bonus which would be paid under the Company's bonus plan on the basis that targets were met and 50% of Mr. Leech's base salary), as well as any benefits accrued until the date of termination and any options issued to Mr. Leech will immediately vest. "Cause" is defined as a wilful refusal on the part of Mr. Leech to perform the services required of him under the agreement (including the wilful and intentional withholding of services thereunder), any breach of Mr. Leech's fiduciary duties to the Company likely to cause material harm to the Company, fraud or any conviction for a felony or indictable offense or any crime involving moral turpitude or any of theft or dishonesty relating to a matter material to the Company, provided that a wilful refusal to perform the services required under the agreement will constitute cause only if Mr. Leech fails to terminate the relevant actions or cure the relevant failure to act and remedy any harm therefrom within 10 business days after receipt of written notice of such wrongful act, failure to act or harm from the Company. "Disability" is defined as the eligibility of Mr. Leech for long term disability benefits under the disability insurance provided by the Company.

        In the event Mr. Leech is terminated within 24 months of a "change of control" of the Company, Mr. Leech shall receive a payment equal to three times his annual base salary and bonus. He will also receive his accrued bonus, continue to participate in certain benefit plans for 36 months following such termination and any options issued to Mr. Leech will immediately vest. "Change of control" is defined as (i) the direct or indirect sale, lease, exchange or other transfer of all or substantially all (50% or more) of the assets of the Company to any person or entity or group of persons or entities acting jointly or in concert as a partnership or other group (a "Group of Persons"); (ii) the merger, consolidation or other business combination of the Company with or into another corporation with the effect that the stockholders of the Company immediately following the merger, consolidation or other business combination, hold 50% or less of the combined voting power of the then outstanding securities of the surviving corporation of such merger, consolidation or other business combination ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors; (iii) the replacement of a majority of the Board of Directors of the Company or of any committee of the Board of Directors of the Company in any given year as compared to the directors who constituted the Board of Directors of the Company or such committee at the beginning of such year, and such replacement shall not have been approved by the Board of Directors of the Company, as the case may be, as constituted at the beginning of such year; (iv) a person or Group of Persons shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases, merger, consolidation or other business combination, or otherwise, have become the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of securities of the Company representing 20% or more of the combined voting power of the then outstanding securities of such corporation ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors; or (v) the voluntary liquidation, dissolution or winding-up of the Company in connection with which a distribution is made to the holders of the Common Stock.

        In addition, pursuant to the terms of his employment agreement, on June 1, 1999, Mr. Leech was granted options to purchase 750,000 shares of Common Stock at an exercise price of $7.00 per share. Such options were repriced in June 2000 to $4.00 per share. Such options are currently exercisable as to 500,000 shares and become exercisable as to the remaining 250,000 shares on September 4, 2001.

        Carl Stevens is employed by the Company pursuant to an employment agreement dated as of November 15, 1999. The agreement provides that Mr. Stevens' employment with the Company shall continue unless it is terminated by either party in accordance with the terms of the agreement. The agreement provides for an initial base salary of $225,000 per annum and a bonus of $50,000 for the twelve- month period beginning on the date of the agreement. Mr.
Stevens' salary shall be annually reviewed and may be increased at the discretion of the Board of Directors.

        The agreement also provides that if Mr. Stevens is terminated other than for "cause," death or "disability," he shall receive the base salary provided for under the agreement through the date of termination, plus a lump sum payment equal to his annual base salary. In addition, any options issued to Mr. Stevens will immediately vest and the exercise period for such options shall be twelve months from the date of termination. If Mr. Stevens' employment is terminated due to death or "disability," he shall be paid the base salary under the agreement until the date of termination and receive a pro rata payment for all bonuses (calculated as the greater of the bonus which would be paid under the Company's bonus plan on the basis that targets were met and 25% of Mr. Stevens' base salary), as well as any benefits accrued until the date of termination and any options issued to Mr. Stevens will immediately vest. "Cause" is defined as a wilful refusal on the part of Mr. Stevens to perform the services required of him under the agreement (including the wilful and intentional withholding of services thereunder), any breach of Mr. Stevens' fiduciary duties to the Company likely to cause material harm to the Company, fraud or any conviction for a felony or indictable offense or any crime involving moral turpitude or any of theft or dishonesty relating to a matter material to the Company, provided that a wilful refusal to perform the services required under the agreement will constitute cause only if Mr. Stevens fails to terminate the relevant actions or cure the relevant failure to act and remedy any harm therefrom within 10 business days after receipt of written notice of such wrongful act, failure to act or harm from the Company. "Disability" is defined as the eligibility of Mr. Stevens for long term disability benefits under the disability insurance provided by the Company.

        In addition, pursuant to terms of his employment agreement, Mr. Stevens was granted options to purchase 250,000 shares of Common Stock at an exercise price of $7.00 per share. Such options were repriced in June 2000 to $4.00 per share. Such options are currently exercisable as to 166,666 shares and become exercisable as to the remaining 83,334 shares on September 4, 2001.

Report on Executive Compensation

General. The Board of Directors determines the cash and other incentive compensation, if any, to be paid to the Company's CEO and other executive officers and is responsible for the administration and award of the Company's stock option plans.

Compensation Philosophy. The Board's executive compensation philosophy is to base management's pay, in part, on achievement of the Company's annual and long-term performance goals, to provide competitive levels of compensation, to recognize individual initiative, achievement and length of service to the Company and to assist the Company in attracting and retaining qualified management. The Board also believes that the potential for equity ownership by management is beneficial in aligning managements' and stockholders' interests in the enhancement of stockholder value.

Salaries. Base salaries for the Company's executive officers are determined initially by evaluating the responsibilities of the position held and the experience of the individual, information technology industry and management experience and by reference to the competitive marketplace for management talent. Annual salary adjustments are determined by: i) evaluating the financial results achieved by the Company; ii) the performance of the executive particularly with respect to the ability to manage growth and profitability of the Company; iii) the length of the executive's service to the Company; and iv) any increased responsibilities assumed by the executive. The Company has employment agreements with Messrs. Leech and Seguin which set base salaries for such individuals. These base salaries are based on and are reviewed annually in accordance with factors described in this paragraph and the terms of the employment agreements. See "Executive Compensation - Employment Agreements, Termination of Employment and Change-in-Control Arrangements."

Annual Bonuses. The Company does not currently have a formal bonus plan for its executives, but from time to time considers the payment of discretionary bonuses to its executive officers. Bonuses would be determined based upon the level of achievement by the Company and upon the level of personal achievement by its executive officers.

Compensation of Chief Executive Officer. Mr. Leech's base salary for fiscal year 2000 was Cdn.$330,000 (or $227,040 in US dollars as of March 31, 2000) and was determined by his employment agreement.

        Darcy Galvon
        A. Thomas Griffis
        James Leech
        Michael Sheehan
        George Shafran
        Jeffrey S. Spindler

Compensation Committee Interlocks and Insider Participation

        In fiscal year ended March 31, 2000, all members of the Company's Board of Directors deliberated concerning executive officer compensation, including Messrs. Galvon, Griffis, Leech and Sheehan.

Performance Graph

        The following graph compares the cumulative total return (assuming reinvestment of dividends) on $100 invested in the Common Stock from the commencement of trading of the Common Stock on August 7, 1998 to March 31, 2000 with the cumulative total return on $100 invested in the Standard & Poor's MidCap Index and the Internet Software and Services Industry Index.


                           COMPARISON OF TOTAL RETURN






                                [GRAPHIC OMITTED]








       Company Index
            Name                August 7, 1998        December 31,1998         March 31, 1999          March 31, 2000
            ----                --------------        ----------------         --------------          --------------
InfoCast Corporation               $100.00                1451.61                  1592.90                2258.06
S&P MidCap Index                   $100.00                 186.43                  308.74                  578.32
Internet Software and              $100.00                 114.07                  106.79                  147.47
Services Industry
Index

        There can be no assurance that the Company's Common Stock performance will continue with the same or similar trends depicted in the above graph.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On June 14, 2000, the Company issued warrants to purchase 200,000 and 300,000 shares of Common Stock to A. Thomas Griffis and Don Jeffrey, respectively. All of such warrants were immediately exercisable at an exercise price of $4.00 per share.

        During the year ended March 31, 2000, the Company paid consulting fees to Griffis International Limited, an entity wholly-owned by A. Thomas Griffis, the Co-Chairman of the Board of the Company, in the amount of Cdn $210,000 (or $142,740 in U.S. dollars as of March 31, 2000) and accrued an additional Cdn $30,000 (or $20,392 in U.S. dollars as of March 31, 2000) for financial and management consulting services rendered. The Company will continue to pay a monthly consulting fee of Cdn $15,000 (or $10,195 in U.S. dollars as of March 31, 2000) while services are being rendered.

        During the year ended March 31, 2000, the Company paid consulting fees to Don Jeffrey, a stockholder beneficially owning greater than 5% of the outstanding shares of the Company's Common Stock, in the amount of Cdn $105,000 (or $71,370 in U.S. dollars as of March 31, 2000) for consulting services related to business development and advice on potential acquisitions, including introducing the Company to HomeBase Work Solutions Ltd. and identifying potential customers.

        During the year ended March 31, 2000, the Company paid consulting fees totaling $120,000 and accrued an additional $40,000 to George Shafran, a director of the Company, for consulting services related to business development and advice on potential acquisitions, including introducing the Company to an acquisition candidate and attending numerous sales calls with potential customers. The Company will continue to pay a monthly consulting fee of $10,000 while services are being rendered.

        During the year ended March 31, 2000, the Company paid incentive compensation fees to Darcy Galvon, its Co-Chairman of the Board, of Cdn $140,000 (or $95,160 in U.S. dollars as of March 31, 2000) in connection with the Company's acquisition of HomeBase Work Solutions. During the year ended March
31, 2000, the Company paid consulting fees to 2Inc., a company owned 50% by Darcy Galvon, in the amount of Cdn. $86,000 (or $58,456 in U.S. dollars as of March 31, 2000) and accrued an additional Cdn $54,000 (or $36,705 in U.S. dollars as of March 31, 2000) for consulting services rendered by Mr. Galvon. The Company will continue to pay a monthly consulting fee of Cdn. $11,666 (or $7,930 in U.S. dollars as of March 31, 2000) while such services are being rendered.

        Darcy Galvon is a Director of Facet Petroleum Solutions, Inc. Pursuant to a licensing and distribution agreement dated March 30, 1999 between HomeBase Work Solutions and Facet Petroleum Solutions Inc., HomeBase Work Solutions acquired the exclusive right in the telework market to distribute Facet Petroleum's Telework Operational Data Store software for a period of two years in consideration for 6,910 common shares of HomeBase valued at Cdn $200,678 (or $139,000 in U.S. dollars as of December 31, 1999). Facet Petroleum received 25,000 shares of Common Stock of the Company in exchange for the 6,910 HomeBase Work Solutions shares as a result of the acquisition of HomeBase Work Solutions by the Company on May 13, 1998.

        From July 29, 1997 to March 31, 1999, the Company received cash advances from View Media, a company controlled by Don Jeffrey, a stockholder beneficially owning greater than 5% of the outstanding shares of the Company's Common Stock, totaling approximately $109,000. The Company repaid such advances prior to June 30, 1999.

        Jeffrey S. Spindler, a member of the Company Board and the audit committee of the Company Board, is a partner of Olshan Grundman Frome Rosenzweig & Wolosky LLP, counsel to the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under the securities laws of the United States, the Company's directors, its officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established, and the Company is required to disclose in this Proxy Statement any failure to file by these dates. All of these filing requirements with respect to the Company's past fiscal year were satisfied on a timely basis. In making these disclosures, the Company has relied solely on copies of the reports that they have filed with the Commission.


                                 PROPOSAL NO. 2

                         INDEPENDENT PUBLIC ACCOUNTANTS

        The accounting firm of Ernst & Young LLP has been selected as the independent public accountants for the Company for the fiscal year ending March 31, 2001. Although the selection of accountants does not require ratification, the Board of Directors have directed that the appointment of Ernst & Young LLP be submitted to stockholders for ratification due to the significance of their appointment by the Company. If stockholders do not ratify the appointment of Ernst & Young LLP, the Board of Directors will consider the appointment of other certified public accountants. A representative of that firm, which served as the Company's independent public accountants for the fiscal year ended March 31, 2000, is expected to be present at the Meeting and, if he so desires, will have the opportunity to make a statement, and in any event will be available to respond to appropriate questions.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2001.


                           2001 STOCKHOLDER PROPOSALS

        In order to be considered for inclusion in the proxy materials to be distributed in connection with the next annual meeting of stockholders of the Company, stockholder proposals for such meeting must be submitted to the Company at its principal executive officer 1 Richmond Street West, Suite 902, Toronto, Ontario, M5H 3W4, Canada, no later than June 2, 2001.


                                  OTHER MATTERS

        So far as now known, there is no business other than that described above to be presented for action by the stockholders at the Meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the Meeting or any adjournment thereof, in accordance with the discretion of the persons named therein.

                                  ANNUAL REPORT

        The Company is concurrently sending all of its stockholders of record as of October 6, 2000 a copy of its Annual Report and its Form 10-K. Such documents contain the Company's certified consolidated financial statements for the fiscal year ended March 31, 2000, including that of the Company's subsidiaries.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              INFOCAST CORPORATION

                     Proxy -- Annual Meeting of Stockholders
                                November 8, 2000

        The undersigned, a stockholder of InfoCast Corporation, a Nevada corporation (the "Company"), does hereby appoint James Leech and Herve Seguin, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the 2000 Annual Meeting of Stockholders of the Company to be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, 505 Park Avenue, New York, New York, on November 8, 2000, at 10:00 A.M., local time, or at any adjournment or adjournments thereof.

        The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated October 9, 2000, and a copy of the Company's Annual Report and Form 10-K for the fiscal year ended March 31, 2000.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED TO ELECT THE NOMINEES AS DIRECTORS AND TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

1. To elect the following directors: Darcy Galvon, A. Thomas Griffis, James Leech, John C. Buckingham, Jr., George Shafran, Jeffrey Spindler, Glen Allmendinger, William G. Cochrane and S. Drexel Ridley, to serve as directors until the next annual meeting of stockholders of the Company and in each case until their successors have been duly elected and qualified.

                 [__]    FOR ALL NOMINEES (except as listed below)

                 [__]    WITHHELD FROM ALL NOMINEES

WITHHELD _____________________________________________________________________
         To withhold authority to vote for any nominee(s), print name(s) above

2. To ratify the appointment of Ernst & Young LLP as the independent public accountants of the Company for the fiscal year ending March 31, 2001.

              FOR [___]           AGAINST [___]              ABSTAIN [___]

NOTE: Your signature should appear the same as your name appears hereon. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if mailed in the United States.

Signature: ___________________                      Date___________

Signature: ___________________                      Date___________


MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW:        [___]